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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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                Date of Report (Date of earliest event reported):  July 24. 1996
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                                CRYOMEDICAL SCIENCES, INC.
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                     (Exact name of registrant as specified in Charter)




   Delaware                          0-18170                   94-3076866
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State or Other Juris-         (Commission File No.)          (IRS Employer
diction of Incorporation)                                    Identification No.)


                1300 Piccard Drive, Suite 102, Rockville, Maryland  20850
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                      (Address of principal executive offices)



Registrant's telephone number, including area code:  (301) 417-7070
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                                            N/A
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             (Former Name or Former Address, if Changed Since Last Report)











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Item 8.    Change in Fiscal Year

On June 7, 1996, the Board of Directors of Cryomedical Sciences, Inc. (the "Company") determined that the Company would designate December 29, 1996 as the end of a short period, twenty-six week fiscal year. The Form 10-K for December 29, 1996 will report the covering of the short period from July 1, 1996 through December 29, 1996. Each fiscal year thereafter will consist of a period of fifty-two weeks coinciding with the calendar year.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CRYOMEDICAL SCIENCES, INC.

                                        /s/Richard J. Reinhart
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                                        Richard J. Reinhart
                                        President and Chief Executive Officer


Date:  July 24, 1996





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